Exhibit 99.(7)(a)(3)

AMENDMENT #4

(hereafter called the “AMENDMENT”)

Effective March 1, 2011

to the

AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM AGREEMENT

(hereafter called the “AGREEMENT”)

Originally Effective December 1, 2008

Ceding Company Reference:  CGA22

Reinsurer Reference: 11438-00-00

between

PACIFIC LIFE INSURANCE COMPANY

Omaha, Nebraska

NAIC Number 67466

FEIN 951079000

(hereafter called the “CEDING COMPANY”)

and

RGA REINSURANCE COMPANY

Chesterfield, Missouri

NAIC Number 93572

FEIN 431235868

(hereafter called the “REINSURER”)

IT IS HEREBY MUTUALLY AGREED that the AGREEMENT is amended effective March 1, 2011 to revise and replace Exhibit D in its entirety as attached herein.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

IN WITNESS WHEREOF THE PARTIES HERETO have by their respective officers executed this AMENDMENT in duplicate on the dates below to be effective March 1, 2011:

PACIFIC LIFE INSURANCE COMPANY

By:	/s/ Kent Johnson	By:	/s/ Cheryl Tobin
	Kent Johnson		Cheryl Tobin, Assistant Vice President
	Vice President,		Assistant Secretary
	Actuarial and Reinsurance		Legal

Date:	11/02/11		11/7/11

RGA REINSURANCE COMPANY

By:	/s/ Larry J. Shorey	By:	/s/ Larry Fischer
	Larry J. Shorey		Larry Fischer
	Sales VP		VP & Actuary

Date:	12/20/11		12-29-2011

AMENDMENT #5

(hereafter called the “AMENDMENT”)

Effective June 1, 2011

to the

AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM AGREEMENT

(hereafter called the “AGREEMENT”)

Originally Effective December 1, 2008

Ceding Company Reference:  CGA22

Reinsurer Reference: 11438-00-00

between

PACIFIC LIFE INSURANCE COMPANY

Omaha, Nebraska

NAIC Number 67466

FEIN 951079000

(hereafter called the “CEDING COMPANY”)

and

RGA REINSURANCE COMPANY

Chesterfield, Missouri

NAIC Number 93572

FEIN 431235868

(hereafter called the “REINSURER”)

IT IS HEREBY MUTUALLY AGREED that the AGREEMENT is amended effective June 1, 2011 to revise and replace Exhibit H — International Risk Guidelines in its entirety as attached herein.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

IN WITNESS WHEREOF THE PARTIES HERETO have by their respective officers executed this AMENDMENT in duplicate on the dates below to be effective June 1, 2011:

PACIFIC LIFE INSURANCE COMPANY

By:	/s/ Dan Komoroske	By:	/s/ Cheri Tobin
	Dan Komoroske		Cheryl Tobin, Assistant Vice President
	AVP Reinsurance		Assistant Secretary
Legal

Date:	6/12/12		6/13/12

RGA REINSURANCE COMPANY

By:	/s/ Larry Fischer	By:	/s/ Brian Sibley
	VP & Actuary		VP & Actuary

Date:	5-29-2012		5/29/2012

AMENDMENT #6

(hereafter called the “AMENDMENT”)

Effective December 1, 2010

to the

AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM AGREEMENT

(hereafter called the “AGREEMENT”)

Originally Effective December 1, 2008

Ceding Company Reference:  CGA22

Reinsurer Reference: 11438-00-00

between

PACIFIC LIFE INSURANCE COMPANY

Omaha, Nebraska

NAIC Number 67466

FEIN 951079000

(hereafter called the “CEDING COMPANY”)

and

RGA REINSURANCE COMPANY

Chesterfield, Missouri

NAIC Number 93572

FEIN 431235868

(hereafter called the “REINSURER”)

IT IS HEREBY MUTUALLY AGREED that the AGREEMENT is amended effective December 1, 2010 to revise and replace Article XVIII — Increasing Net Amount at Risk Policies and Riders in its entirety as attached herein.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

IN WITNESS WHEREOF THE PARTIES HERETO have by their respective officers executed this AMENDMENT in duplicate on the dates below to be effective December 1, 2010:

PACIFIC LIFE INSURANCE COMPANY

By:	/s/ Dan Komoroske	By:	/s/ Cheryl Tobin
	Kent Johnson		Cheryl Tobin, Assistant Vice President
	Vice President,		Assistant Secretary
	Actuarial and Reinsurance		Legal

Date:	4/10/12		4/13/12

RGA REINSURANCE COMPANY

By:	/s/ Larry Fischer	By:	/s/ Brian Sibley
	VP & Actuary		VP & Actuary

Date:	3-30-2012		3/30/2012

Article XVIII

Increasing Net Amount at Risk Policies and Riders

I.                                        Business Reinsured on an Automatic Basis

Whenever the death benefit and/or the net amount at risk (NAR) on a policy will be increased at future date(s) and these increasing risks will be automatically reinsured under this AGREEMENT, they will be handled as shown below.  The CEDING COMPANY will use the highest amount projected in all future years to determine whether these policies comply with the binding and jumbo limits shown in Exhibit D.  The CEDING COMPANY also underwrites at issue based on the highest amount.  The projected highest amount in all years will also be used to determine the CEDING COMPANY’s retention at issue and the percentage of future changes in NAR as they occur.  As long as the CEDING COMPANY follows the procedures as outlined, the REINSURER will assume its prorata share of all NAR changes as they occur.  In no case will the reinsured automatic portion exceed the automatic binding limits.  Automatic binding limits are applied by the CEDING COMPANY to the life, not just to a specific policy.

A.            “VART” (Variable Annual Renewable Term rider)

1.              VART is a rider with scheduled coverage amounts that can vary annually.  The coverage amounts are scheduled at issue and taken from the illustration at the time the policy is issued.

2.              The CEDING COMPANY will report the highest VART amount in all years as the VART total coverage face amount.  Coverage is ceded on an excess of retention basis, with the CEDING COMPANY retaining the amounts shown in Exhibit A.  The face amount ceded will be the REINSURER’s portion of the highest VART amount based on the REINSURER’s automatic pool participation percentage.

3.              The CEDING COMPANY will report the current net amount at risk as the NAR amount for VART riders.  Premium paid the REINSURER for VART riders is calculated and paid on the current ceded NAR amount.

4.              Death benefits payable will be based upon current NAR.

B.            Death Benefit Option C (Face Amount Plus Accumulated Premiums Paid Minus Withdrawals)

1.              Death Benefit Option C is underwritten and reported as the base coverage face amount plus the total projected premium to be paid in all future years, but not including the projected withdrawals, taken from the illustration at the time the policy is issued.

2.              The CEDING COMPANY will report the total projected Option C death benefit.  Coverage is ceded on an excess of retention basis, with the CEDING COMPANY retaining the amounts shown in Exhibit A.  The death benefit amount ceded will be the REINSURER’s portion of the total face amount based on the REINSURER’s automatic pool participation percentage.

3.              The CEDING COMPANY will report the current net amount at risk as the NAR amount for coverages with Option C.  Premium paid the REINSURER for Option C coverages is calculated and paid on the current ceded NAR amount.  The actual NAR reflects the face amount plus premiums paid, less withdrawals made, less the actual account value.

4.              Actual death benefit (used to calculate NAR and death benefit payable) will be calculated using the face amount, plus the actual premium paid, less actual withdrawals.  The REINSURER’s ultimate potential liability will be no greater than the original projected liability as defined in item 1 above.

Article XVIII

Increasing Net Amount at Risk Policies and Riders, continued

C.            Death Benefit Option D (Up to Two Times the Initial Face Amount)

1.              Death Benefit Option D (which is a special case of VART) is underwritten and reported as two times the Initial Face Amount for all coverages issued with the policy.

2.              The CEDING COMPANY will report the ultimate doubled face amount for all Option D coverages issued with the policy.  Coverage is ceded on an excess of retention basis, with the CEDING COMPANY retaining the amounts shown in Exhibit A.  The face amount ceded will be the REINSURER’s portion of the total face amount based on the REINSURER’s automatic pool participation percentage.

3.              The CEDING COMPANY will report the current net amount at risk as the NAR amount for policies with Option D.  Premium paid the REINSURER for policies with Option D is calculated and paid on the current ceded NAR amount.

4.              Death benefits payable will be based upon current NAR.

D.            SIR (Scheduled Increase Rider)

1.              SIR is a rider that can have up to a maximum of 10 annual increases which are scheduled at issue.  The percentage must be the same for each increase, and the increases must be completed within 10 years.

2.              The CEDING COMPANY will report the highest SIR amount in all years as the total coverage face amount.  Coverage is ceded on an excess of retention basis, with the CEDING COMPANY retaining the amounts shown in Exhibit A.  The face amount ceded will be the REINSURER’s portion of the highest SIR amount based on the REINSURER’s automatic pool participation percentage.

3.              The CEDING COMPANY will report the current net amount at risk as the NAR amount for SIR riders.  Premium paid the REINSURER for SIR riders is calculated and paid on the current ceded NAR amount.

4.              Death benefits payable will be based upon current NAR.

5.              The SIR rider is not allowed on a policy with either the Flexible Duration No Lapse Guarantee rider or the VART rider.

II.                                   Business Reinsured on a Facultative Basis

1.                                      For policies with an increasing death benefit or net amount at risk which will be reinsured on a Facultative basis, the CEDING COMPANY has the responsibility to clearly identify the highest projected death benefit as the face amount to be reinsured at the time a request for coverage is made so that the REINSURER’s underwriters are aware of the highest projected death benefit amount.  The highest net amount at risk reinsured can never exceed the amount of the REINSURER’s offer.  Year to year changes in risk will be shared proportionately, determined by the amount of retention relative to the amount of reinsurance, unless specified otherwise.

2.                                      The CEDING COMPANY may ultimately retain up to double the normal retention or higher with appropriate internal approval.

Article XVIII

Increasing Net Amount at Risk Policies and Riders, continued

III.                              Net Amount at Risk and Face Amount Changes

The net amount at risk retained and ceded change proportionally as the policy NAR changes.  The face amount retained and ceded increases or decreases proportionally as the face amount of the coverage changes.

The CEDING COMPANY and the REINSURER will share proportionately in face amount increases due to compliance with the requirements of Section 7702 of the Code.

AMENDMENT #7

(hereafter called the “AMENDMENT”)

Effective November 15, 2011

to the

AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM AGREEMENT

(hereafter called the “AGREEMENT”)

Originally Effective December 1, 2008

Ceding Company Reference:  CGA22

Reinsurer Reference: 11438-00-00

between

PACIFIC LIFE INSURANCE COMPANY

Omaha, Nebraska

NAIC Number 67466

FEIN 951079000

(hereafter called the “CEDING COMPANY”)

and

RGA REINSURANCE COMPANY

Chesterfield, Missouri

NAIC Number 93572

FEIN 431235868

(hereafter called the “REINSURER”)

IT IS HEREBY MUTUALLY AGREED that the AGREEMENT is amended to add the Automated Selection and Assessment Program (ASAP) to the Facultative Provisions Article.  Article II — Facultative Provisions is replaced in its entirety as attached herein.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

IN WITNESS WHEREOF THE PARTIES HERETO have by their respective officers executed this AMENDMENT in duplicate on the dates below to be effective November 15, 2011:

PACIFIC LIFE INSURANCE COMPANY

By:		By:
	Dan Komoroske		Cheryl Tobin, Assistant Vice President
	AVP Reinsurance		Assistant Secretary
Legal

Date:	7/3/12		7/24/12

RGA REINSURANCE COMPANY

By:	/s/ Larry Fischer	By:	/s/ Matthew Fingerhut
	VP & Actuary		VP & Actuary

Date:	6-28-2012		6/28/2012

Article II

Facultative Reinsurance

A.                                    The CEDING COMPANY will have the option to submit any case facultatively which it does not wish to cede automatically or which it may not cede automatically under the provisions of Article I.

B.                                    The CEDING COMPANY will send copies of the original applications, all medical reports, inspection reports, attending physician’s statement and any additional information pertinent to the insurability of the risk.

C.                                    The CEDING COMPANY will also notify the REINSURER of any underwriting information requested or received after the initial request for reinsurance is made.  For policies which contain automatic increase provisions, the CEDING COMPANY will inform the REINSURER of the highest risk amount for which reinsurance is being requested.

D.                                    On a timely basis, the REINSURER will submit a written decision.  In no case will the REINSURER’s offer on facultative submissions be open after 120 days have elapsed from the date of the REINSURER’s offer to participate in the risk.  Acceptance of the offer and delivery of the policy according to the rules of the CEDING COMPANY must occur within 120 days of the final reinsurance offer.  Unless the REINSURER explicitly states in writing that the final offer is extended, the offer will be automatically withdrawn at the end of day 120.

E.                                     The REINSURER will not be liable for proceeds paid under the CEDING COMPANY’s conditional receipt or temporary insurance agreement for risks submitted on a facultative basis except as provided in Article XIX.

F.                                      The Policy Plans reinsured are shown in Exhibit B.

G.                                    The CEDING COMPANY may cede Waiver of Premium only if reinsurance for the benefits is specifically requested in the facultative submission and an offer by the REINSURER is subsequently made and accepted by the CEDING COMPANY.

H.                                   The reinsurance rates for facultative business will be the same as for automatic business.

I.                                        The REINSURER’s Automated Selection and Assessment Program (“ASAP”) is part of the Facultative Reinsurance procedures under this AGREEMENT as herein provided:

1.              ASAP, for the purposes of this AGREEMENT, is defined as an underwriting program whereby the CEDING COMPANY may enter key information pertinent to the insurability of a single life risk via Gateway, the REINSURER’s Extranet, and will receive an on-line immediate electronic decision based on the information submitted.  In order to be eligible for consideration under this program, the case must be Standard (not ratable) in all respects other than the impairment(s) being evaluated by ASAP.

2.              When the CEDING COMPANY electronically binds the REINSURER, the REINSURER becomes the sole reinsurer of record.  The liability of the REINSURER for all claims arising under the ASAP program commences simultaneously with that of the CEDING COMPANY and will cease at the same time as the liability of the CEDING COMPANY ceases.

3.              Insureds with residences other than those listed in the AGREEMENT may be eligible for coverage if given electronic acceptance via ASAP.

4.              To qualify for this program, all in force policies and applied for amounts on the proposed insured may not exceed the jumbo limit stated in the AGREEMENT.

5.              When cases submitted through the ASAP Program are not eligible for ASAP, the CEDING COMPANY may cede 100% of the risk to the REINSURER at the CEDING COMPANY’s original  assessed rate.  The face amount for these risks cannot exceed the automatic binding limits stated in the AGREEMENT or the CEDING COMPANY’s maximum exposure under the ASAP Program, whichever is less.  Such cases will be clearly identified as an “ASAP Exception Case” when they are submitted to the REINSURER.

6.              ASAP shall not cover any risk that the REINSURER is legally prohibited from reinsuring.  For purposes of this exclusion, the term “legally prohibited” shall mean contrary to the laws and/or regulations of the United States of America, including, but not limited to:  lists promulgated or maintained by the United States Department of Treasury naming Specially Designated Nationals or Blocked Persons; or any other laws, regulations, executive orders, or similar actions that impose sanctions or prohibit or restrict transactions or relations with designated persons, entities, organizations, or governments.  The CEDING COMPANY is responsible for checking prospective insureds to ensure eligibility prior to submitting the case electronically via ASAP.

7.              ASAP contains copyrighted material, trade secrets and other proprietary material.  All intellectual property rights in ASAP are owned by the REINSURER and its affiliates, and are protected by United States copyright laws and international treaty provisions.

8.              In order to protect the REINSURER’s intellectual property rights in ASAP, the CEDING COMPANY may not decompile, reverse engineer, disassemble or otherwise reduce ASAP to a human-perceivable form.  The CEDING COMPANY may not modify, network, rent, lease, loan, distribute, or create derivative works based upon ASAP in whole or in part.  The CEDING COMPANY is entitled to use the Software for its own internal business purposes only.

9.              The CEDING COMPANY expressly acknowledges and agrees that use of ASAP is at the CEDING COMPANY’s sole risk.  ASAP and related documentation are provided “AS IS” and without warranty of any kind.  The REINSURER specifically disclaims any warranty of merchantability, fitness for a particular purpose, title and noninfringement.

10.       The REINSURER shall not be liable for actual, special, incidental, consequential or other damages arising out of the use of or inability to use ASAP, including without limitation, damages or costs relating to the loss of profits, loss of use, loss of data or interruption of business, even if the REINSURER is advised of or aware of the possibility of such damages.

AMENDMENT #8

(hereafter called the “AMENDMENT”)

Effective December 8, 2011

to the

AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM AGREEMENT

(hereafter called the “AGREEMENT”)

Originally Effective December 1, 2008

Ceding Company Reference:  CGA22

Reinsurer Reference: 11438-00-00

between

PACIFIC LIFE INSURANCE COMPANY

Omaha, Nebraska

NAIC Number 67466

FEIN 951079000

(hereafter called the “CEDING COMPANY”)

and

RGA REINSURANCE COMPANY

Chesterfield, Missouri

NAIC Number 93572

FEIN 431235868

(hereafter called the “REINSURER”)

IT IS HEREBY MUTUALLY AGREED that the AGREEMENT is amended effective December 8, 2011 to revise and replace Exhibit H — International Risk Guidelines in its entirety as attached herein.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

IN WITNESS WHEREOF THE PARTIES HERETO have by their respective officers executed this AMENDMENT in duplicate on the dates below to be effective December 8, 2011:

PACIFIC LIFE INSURANCE COMPANY

By:	/s/ Dan Komoroske	By:	/s/ Cheryl Tobin
	Dan Komoroske		Cheryl Tobin, Assistant Vice President
	AVP Reinsurance		Assistant Secretary
Legal

Date:	4/23/12		4/24/12

RGA REINSURANCE COMPANY

By:	/s/ Larry J. Shorey	By:	/s/ Larry Fischer
	VP, (illegible)		VP & Actuary

Date:	4/13/12		4-13-2012

AMENDMENT #9

(hereafter called the “AMENDMENT”)

Effective May 1, 2012

to the

AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM AGREEMENT

(hereafter called the “AGREEMENT”)

Originally Effective December 1, 2008

Ceding Company Reference:  CGA22

Reinsurer Reference: 11438-00-00

between

PACIFIC LIFE INSURANCE COMPANY

Omaha, Nebraska

NAIC Number 67466

FEIN 951079000

(hereafter called the “CEDING COMPANY”)

and

RGA REINSURANCE COMPANY

Chesterfield, Missouri

NAIC Number 93572

FEIN 431235868

(hereafter called the “REINSURER”)

IT IS HEREBY MUTUALLY AGREED that the AGREEMENT is amended effective May 1, 2012 to reflect the parties’ agreement to reinsure the CEDING COMPANY’s chronic illness rider issued with reinsured policies.  Article XVIII — Increasing Net Amount at Risk Policies is hereby revised and replaced to include the Chronic Illness (CI) Accelerated Death Benefit Rider as attached herein.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

IN WITNESS WHEREOF THE PARTIES HERETO have by their respective officers executed this AMENDMENT in duplicate on the dates below to be effective May 1, 2012:

PACIFIC LIFE INSURANCE COMPANY

By:	/s/ Dan Komoroske	By:	/s/ Cheryl Tobin
	Dan Komoroske		Cheryl Tobin, Assistant Vice President
	Assistant Vice President		Assistant Secretary
	Reinsurance		Legal

Date:	9/5/12		9/6/12

RGA REINSURANCE COMPANY

By:	/s/ Larry Fischer	By:	/s/ Brian Sibley
	Vice President		Vice President

Date:	8-17-2012		8/17/2012

Article XVIII

Increasing Net Amount at Risk Policies and Riders

I.                                        Business Reinsured on an Automatic Basis

Whenever the death benefit and/or the net amount at risk (NAR) on a policy will be increased at future date(s) and these increasing risks will be automatically reinsured under this AGREEMENT, they will be handled as shown below.  The CEDING COMPANY will use the highest amount projected in all future years to determine whether these policies comply with the binding and jumbo limits shown in Exhibit D.  The CEDING COMPANY also underwrites at issue based on the highest amount.  The projected highest amount in all years will also be used to determine the CEDING COMPANY’s retention at issue and the percentage of future changes in NAR as they occur.  As long as the CEDING COMPANY follows the procedures as outlined, the REINSURER will assume its prorata share of all NAR changes as they occur.  In no case will the reinsured automatic portion exceed the automatic binding limits.  Automatic binding limits are applied by the CEDING COMPANY to the life, not just to a specific policy.

A.            “VART” (Variable Annual Renewable Term rider)

5.              VART is a rider with scheduled coverage amounts that can vary annually.  The coverage amounts are scheduled at issue and taken from the illustration at the time the policy is issued.

6.              The CEDING COMPANY will report the highest VART amount in all years as the VART total coverage face amount.  Coverage is ceded on an excess of retention basis, with the CEDING COMPANY retaining the amounts shown in Exhibit A.  The face amount ceded will be the REINSURER’s portion of the highest VART amount based on the REINSURER’s automatic pool participation percentage.

7.              The CEDING COMPANY will report the current net amount at risk as the NAR amount for VART riders.  Premium paid the REINSURER for VART riders is calculated and paid on the current ceded NAR amount.

8.              Death benefits payable will be based upon current NAR.

B.            Death Benefit Option C (Face Amount Plus Accumulated Premiums Paid Minus Withdrawals)

5.              Death Benefit Option C is underwritten and reported as the base coverage face amount plus the total projected premium to be paid in all future years, but not including the projected withdrawals, taken from the illustration at the time the policy is issued.

6.              The CEDING COMPANY will report the total projected Option C death benefit.  Coverage is ceded on an excess of retention basis, with the CEDING COMPANY retaining the amounts shown in Exhibit A.  The death benefit amount ceded will be the REINSURER’s portion of the total face amount based on the REINSURER’s automatic pool participation percentage.

7.              The CEDING COMPANY will report the current net amount at risk as the NAR amount for coverages with Option C.  Premium paid the REINSURER for Option C coverages is calculated and paid on the current ceded NAR amount.  The actual NAR reflects the face amount plus premiums paid, less withdrawals made, less the actual account value.

8.              Actual death benefit (used to calculate NAR and death benefit payable) will be calculated using the face amount, plus the actual premium paid, less actual withdrawals.  The REINSURER’s ultimate potential liability will be no greater than the original projected liability as defined in item 1 above.

Article XVIII

Increasing Net Amount at Risk Policies and Riders, continued

C.            Death Benefit Option D (Up to Two Times the Initial Face Amount)

5.              Death Benefit Option D (which is a special case of VART) is underwritten and reported as two times the Initial Face Amount for all coverages issued with the policy.

6.              The CEDING COMPANY will report the ultimate doubled face amount for all Option D coverages issued with the policy.  Coverage is ceded on an excess of retention basis, with the CEDING COMPANY retaining the amounts shown in Exhibit A.  The face amount ceded will be the REINSURER’s portion of the total face amount based on the REINSURER’s automatic pool participation percentage.

7.              The CEDING COMPANY will report the current net amount at risk as the NAR amount for policies with Option D.  Premium paid the REINSURER for policies with Option D is calculated and paid on the current ceded NAR amount.

8.              Death benefits payable will be based upon current NAR.

E.             SIR (Scheduled Increase Rider)

6.              SIR is a rider that can have up to a maximum of 10 annual increases which are scheduled at issue.  The percentage must be the same for each increase, and the increases must be completed within 10 years.

7.              The CEDING COMPANY will report the highest SIR amount in all years as the total coverage face amount.  Coverage is ceded on an excess of retention basis, with the CEDING COMPANY retaining the amounts shown in Exhibit A.  The face amount ceded will be the REINSURER’s portion of the highest SIR amount based on the REINSURER’s automatic pool participation percentage.

8.              The CEDING COMPANY will report the current net amount at risk as the NAR amount for SIR riders.  Premium paid the REINSURER for SIR riders is calculated and paid on the current ceded NAR amount.

9.              Death benefits payable will be based upon current NAR.

10.       The SIR rider is not allowed on a policy with either the Flexible Duration No Lapse Guarantee rider or the VART rider.

F.              Chronic Illness (CI) Accelerated Death Benefit Rider

1.              CI is a rider, available for issue ages 20-75, that allows the policyowner to accelerate the death benefit if the insured becomes chronically ill.  To qualify for the benefits of the Pacific Life CI rider, the chronic illness will have to be expected to be permanent.

2.              The maximum benefit payout (in lump sum, or 12 monthly payments) will be the lesser of :

a.              24% of the death benefit amount on date of initial claim request times the reduction factor;

b.              125% of the annual Per Diem limit declared by the IRS;

c.               Current death benefit less any scheduled face increases after initial claim request times the reduction factor; or

d.              $1,500,000 less any accelerated benefits paid to date times the reduction factor.

3.              The maximum accelerated death benefit is $1,500,000.

Article XVIII

Increasing Net Amount at Risk Policies and Riders, continued

4.              The policyowner does not have to take the maximum election at initial claim time; they can take another election each year after the qualifying event.  However, a new certification that the insured is chronically ill will be required for each policy year in which a benefit payment is requested.

5.              The total death benefit available will be reduced by the maximum accelerated death benefit limit available for chronic illness.  For example, if someone has an $8,000,000 death benefit and accelerates the maximum accelerated death benefit ($1,500,000) due to chronic illness, the insured still has a $6,500,000 death benefit remaining.  The less that is accelerated; the more death benefit will remain.

II.                                   Business Reinsured on a Facultative Basis

3.                                      For policies with an increasing death benefit or net amount at risk which will be reinsured on a Facultative basis, the CEDING COMPANY has the responsibility to clearly identify the highest projected death benefit as the face amount to be reinsured at the time a request for coverage is made so that the REINSURER’s underwriters are aware of the highest projected death benefit amount.  The highest net amount at risk reinsured can never exceed the amount of the REINSURER’s offer.  Year to year changes in risk will be shared proportionately, determined by the amount of retention relative to the amount of reinsurance, unless specified otherwise.

4.                                      The CEDING COMPANY may ultimately retain up to double the normal retention or higher with appropriate internal approval.

III.                              Net Amount at Risk and Face Amount Changes

The net amount at risk retained and ceded change proportionally as the policy NAR changes.  The face amount retained and ceded increases or decreases proportionally as the face amount of the coverage changes.

The CEDING COMPANY and the REINSURER will share proportionately in face amount increases due to compliance with the requirements of Section 7702 of the Code.

AMENDMENT #10

(hereafter called the “AMENDMENT”)

Effective January 1, 2012

to the

AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM AGREEMENT

(hereafter called the “AGREEMENT”)

Originally Effective December 1, 2008

Ceding Company Reference:  CGA22

Reinsurer Reference: 11438-00-00

between

PACIFIC LIFE INSURANCE COMPANY

Omaha, Nebraska

NAIC Number 67466

FEIN 951079000

(hereafter called the “CEDING COMPANY”)

and

RGA REINSURANCE COMPANY

Chesterfield, Missouri

NAIC Number 93572

FEIN 431235868

(hereafter called the “REINSURER”)

IT IS HEREBY MUTUALLY AGREED that effective January 1, 2012 Equity-Indexed Universal Life policies issued through M Life Distributors that fall within automatic reinsurance parameters will be ceded to M Life Insurance Company as described in Exhibit B - Basis of Reinsurance and Policy Plans Reinsured, Item 1.  Therefore, the AGREEMENT is hereby amended to revise and replace Exhibit B - Basis of Reinsurance and Policy Plans Reinsured as attached herein.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

IN WITNESS WHEREOF THE PARTIES HERETO have by their respective officers executed this AMENDMENT in duplicate on the dates below to be effective January 1, 2012:

PACIFIC LIFE INSURANCE COMPANY

By:	/s/ Dan Komoroske	By:	/s/ Cheryl Tobin
	Dan Komoroske		Cheryl Tobin, Assistant Vice President
	Assistant Vice President		Assistant Secretary
	Reinsurance		Legal

Date:	2/12/13		2/14/13

RGA REINSURANCE COMPANY

By:	/s/ Larry Fischer	By:	/s/ Brian Sibley
VP Business Development

Date:	2-5-2013		2/5/2013

AMENDMENT #11

(hereafter called the “AMENDMENT”)

Effective August 1, 2013

to the

AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM AGREEMENT

(hereafter called the “AGREEMENT”)

Originally Effective December 1, 2008

Ceding Company Reference:  CGA22

Reinsurer Reference: 11438-00-00

between

PACIFIC LIFE INSURANCE COMPANY

Omaha, Nebraska

NAIC Number 67466

FEIN 951079000

(hereafter called the “CEDING COMPANY”)

and

RGA REINSURANCE COMPANY

Chesterfield, Missouri

NAIC Number 93572

FEIN 431235868

(hereafter called the “REINSURER”)

IT IS HEREBY MUTUALLY AGREED that the AGREEMENT is amended effective August 1, 2013 to revise and replace Exhibit H — International Risk Guidelines in its entirety as attached herein.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

IN WITNESS WHEREOF THE PARTIES HERETO have by their respective officers executed this AMENDMENT in duplicate on the dates below to be effective August 1, 2013:

PACIFIC LIFE INSURANCE COMPANY

By:	/s/ Dan Komoroske	By:	/s/ Cheryl Tobin
	Dan Komoroske		Cheryl Tobin, Assistant Vice President
	Assistant Vice President,		Assistant Secretary
	Reinsurance		Legal

Date:	12/12/13		12/23/13

RGA REINSURANCE COMPANY

By:	/s/ Larry Fischer	By:	/s/ Brian Sibley
	VP, Business Development		VP, Business Development

Date:	12-4-2013		12/4/2013

REINSURANCE AMENDMENT (Amendment 12)

CEDING COMPANY:	PACIFIC LIFE INSURANCE COMPANY
(hereafter referred to as the CEDING COMPANY)

REINSURER:	RGA REINSURANCE COMPANY
(hereafter referred to as the REINSURER)

EFFECTIVE:	January 1, 2015

IT IS HEREBY MUTUALLY AGREED between the CEDING COMPANY and the REINSURER that the Confidentiality Article (as defined for each AGREEMENT in the table provided below) for all AGREEMENTS listed below, terminated or active, is replaced in its entirety with the revised Confidentiality Article attached hereto.

Treaty Description	Effective Date	CEDING COMPANY Reference	REINSURER Reference	Confidentiality Article
FACULTATIVE YEARLY RENEWABLE TERM AGREEMENT	January 1, 1985	CGA01	394-00-00	Amendment dated 1/1/04
AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM AGREEMENT	October 1, 1989	CGA02	704-00-00	Amendment dated 1/1/04
AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM AGREEMENT	July 1, 1991	CGA03	845-00-00	Amendment dated 1/1/04
FACULTATIVE-OBLIGATORY YEARLY RENEWABLE TERM AGREEMENT	August 1, 1992	CGA04	1012-00-00	Amendment dated 1/1/04
AUTOMATIC YEARLY RENEWABLE TERM AGREEMENT	January 1, 1995	CGA05	1627-00-00	Amendment dated 1/1/04
AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM AGREEMENT	February 1, 1997	CGA06	2519-00-00	Amendment dated 1/1/04
AUTOMATIC REINSURANCE AGREEMENT	June 1, 1997	CGA07	2891-00-00	Amendment dated 1/1/04
AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM AGREEMENT - INTERNATIONAL	December 1, 1998	CGA08	3764-00-00	Amendment dated 1/1/04
AUTOMATIC, FACULTATIVE-OBLIGATORY, AND FACULTATIVE YEARLY RENEWABLE TERM AGREEMENT	July 1, 1999	CGA09	5675-00-00	Amendment dated 1/1/04
AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM AGREEMENT	July 1, 1999	CGA10	5234-00-00	Amendment dated 1/1/04
AUTOMATIC YEARLY RENEWABLE TERM REINSURANCE AGREEMENT	January 1, 1999	CGA12	6796-00-00	Amendment dated 1/1/04
AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM AGREEMENT - INTERNATIONAL	October 1, 1999	CGA13	6854-00-00	Amendment dated 1/1/04
AUTOMATIC AND FACULTATIVE COINSURANCE AGREEMENT	March 1, 2003	CGA14	8672-00-00	Amendment dated 1/1/04
AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM AGREEMENT	March 1, 2003	CGA15	8824-00-00	Art. XXIII of Agreement
AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM AGREEMENT	August 28, 2006	CGA18	10767-00-00	Art. XXI of Agreement
AUTOMATIC AND FACULTATIVE COINSURANCE AGREEMENT	May 1, 2008	CGA20	11205-00-00	Art. XXI of Agreement

Treaty Description	Effective Date	CEDING COMPANY Reference	REINSURER Reference	Confidentiality Article
AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM AGREEMENT	October 1, 2008	CGA21	11377-00-00	Art. XXI of Agreement
AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM AGREEMENT	December 1, 2008	CGA22	11438-00-00	Art. XXI of Agreement
AUTOMATIC SELF-ADMINISTERED YRT AGREEMENT	October 1, 2007	CGA23	10599-00-00	Art. 13.4 of Agreement
AUTOMATIC AND FACULTATIVE COINSURANCE AGREEMENT	December 1, 2009	CGA24	11955-00-00	Art. XXII of Agreement
AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM AGREEMENT	December 9, 2013	CGA26	13915-00-01	Confidentiality paragraph in Art. XX of Agreement
AUTOMATIC REINSURANCE AGREEMENT	July 1, 1988	CGAP3	1078	Amendment dated 1/1/04
FACULTATIVE REINSURANCE AGREEMENT	August 1, 1996	CMM01	3445-00-00	Amendment dated 1/1/04
AUTOMATIC, FACULTATIVE OBLIGATORY AND FACULTATIVE YEARLY RENEWABLE TERM AGREEMENT	February 1, 1997	CMM02	3446-00-00	Amendment dated 1/1/04
FACULTATIVE YEARLY RENEWABLE TERM AGREEMENT	May 1, 1984	CNL01	9786-00-00	Amendment dated 1/1/04
FACULTATIVE OBLIGATORY YEARLY RENEWABLE TERM AGREEMENT	August 1, 1994	CNL02	9800-00-00	Amendment dated 1/1/04
AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM AGREEMENT INTERNATIONAL	December 1, 1998	CNL03	9525-00-00	Amendment dated 1/1/04
AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM AGREEMENT	July 1, 1999	CNL04	9528-00-00	Amendment dated 1/1/04
AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM AGREEMENT INTERNATIONAL	October 1, 1999	CNL05	9524-00-00	Amendment dated 1/1/04
AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM AGREEMENT	March 1, 2003	CNL06	9761-00-00	Art. XXII of Agreement

IN WITNESS WHEREOF THE PARTIES HERETO have by their respective officers executed this AMENDMENT in duplicate on the dates below to be effective January 1, 2015.

PACIFIC LIFE INSURANCE COMPANY

By:	/s/ Dan Komoroske	By:	/s/ Cheryl Tobin
	Dan Komoroske		Cheryl Tobin
	Assistant Vice President,		Vice President,
	Reinsurance		Assistant Secretary
Legal

Date:	3/23/15		3/24/15

RGA REINSURANCE COMPANY

By:	/s/ Larry Fischer	By:	/s/ Brian Sibley

Date:	3-16-2015		3/16/2015

Title:	VP Business Development		VP Business Development

Confidentiality Article

The parties acknowledge that as a result of this Agreement, each party may have access to and receive from the other party (1) non-public personally identifiable financial and/or health information (“NPI”), as defined in federal and state law, regarding consumers, customers, former customers and/or their beneficiaries and (2) information assets, trade secrets, and product, business and employee information (“Company Information” and together with NPI, “Confidential Information”).  The parties agree to maintain the confidentiality of all Confidential Information and shall not use, disclose, furnish or make accessible the Confidential Information to anyone other than authorized employees and agents of that party as necessary to carry out the party’s obligations under this Agreement. If a party, or any third party for whom such party is responsible, is required by law at the request of a governmental or judicial entity to disclose Confidential Information, then except as otherwise required by law that party shall immediately notify the other party of such request in advance of such disclosure so that it may take appropriate action to protect the Confidential Information.

Each party further agrees to establish and maintain administrative, technical and physical safeguards to protect the security, confidentiality and integrity of the Confidential Information.  At the request of the party that provided the Confidential Information, or in the absence of such request, upon termination of this Agreement, the other party shall promptly return all Confidential Information which has been provided to it, or dispose of such Confidential Information in a manner agreed upon by the parties.  Notwithstanding the preceding, the other party shall be permitted to retain a copy of any Confidential Information for documentation or archival purposes pursuant to such party’s normal record retention policies or to comply with federal or state laws or regulations provided any such copies shall remain subject to the terms of this Article regardless of the termination of this Agreement until destroyed in accordance with the normal record retention policies of the party.

The parties shall be permitted to share Confidential Information with applicable regulators, rating agencies, accountants, advisors, auditors, affiliates, retrocessionaires or otherwise as permitted by law (“Permitted Third Parties”) provided the Permitted Third Party agrees to maintain the confidentiality of such information and the disclosing party shall be liable for any disclosure by any Permitted Third Party as if the disclosure had been made by such party.

Each party agrees that (1) it will immediately notify the other party if it becomes aware of any unauthorized access to or collection, use, or disclosure of Confidential Information in its possession or in the possession of a third party (including, but not limited to, any Permitted Third Parties) to whom such party provided access (“Data Breach”) and (2) will cooperate in and be liable for the costs of any investigation or action the other party determines is reasonably necessary as the result of such Data Breach, and for any damages, expenses, liabilities incurred by such party arising from claims or actions by third parties resulting from such Data Breach. The parties hereto further agree to comply with all applicable federal, state and local laws pertaining to breach of data security.

The Ceding Company acknowledges that the Reinsurer can aggregate data with other companies reinsured with the Reinsurer for its own internal purposes.  However, the Reinsurer shall not disclose or release the aggregate data to any third party in a manner that would allow, directly or indirectly, identification of the Customer Information or any specific policyholder based on name, address, social security number, or other personally identifiable information or characteristic.

Each party has the right to verify the other party’s compliance with this Article by audit or inspection.

REINSURANCE AMENDMENT (Amendment 13)

CEDING COMPANY:	PACIFIC LIFE INSURANCE COMPANY
(hereafter referred to as the CEDING COMPANY)

REINSURER:	RGA REINSURANCE COMPANY
(hereafter referred to as the REINSURER)

EFFECTIVE:	As of the dates indicated in the table below

IT IS HEREBY MUTUALLY AGREED between the CEDING COMPANY and the REINSURER that the AGREEMENTS listed below, terminated or active, are amended as follows to clarify how the reinsurance benefits for an Accelerated Living Benefit Rider and its successor, the Terminal Illness Rider, are administered.

TREATY DESCRIPTION	TREATY EFFECTIVE DATE	CEDING COMPANY REFERENCE	REINSURER REFERENCE	AMENDMENT EFFECTIVE DATE
FACULTATIVE YRT AGREEMENT	1/1/85	CGA01	394-00-00	1/1/94
AUTOMATIC AND FACULTATIVE YRT AGREEMENT	10/1/89	CGA02	704-00-00	1/1/94
AUTOMATIC AND FACULTATIVE YRT AGREEMENT	7/1/91	CGA03	845-00-00	1/1/94
FACULTATIVE-OBLIGATORY YRT AGREEMENT	8/1/92	CGA04	1012-00-00	1/1/94
AUTOMATIC YRT AGREEMENT	1/1/95	CGA05	1627-00-00	1/1/95
AUTOMATIC AND FACULTATIVE YRT AGREEMENT	2/1/97	CGA06	2519-00-00	2/1/97
AUTOMATIC REINSURANCE AGREEMENT	6/1/97	CGA07	2891-00-00	6/1/97
AUTOMATIC AND FACULTATIVE YRT AGREEMENT - INTERNATIONAL	12/1/98	CGA08	3764-00-00	12/1/98
AUTOMATIC, FACULTATIVE-OBLIGATORY, AND FACULTATIVE YRT AGREEMENT	7/1/99	CGA09	5675-00-00	7/1/99
AUTOMATIC AND FACULTATIVE YRT AGREEMENT	7/1/99	CGA10	5234-00-00	7/1/99
AUTOMATIC YRT REINSURANCE AGREEMENT	1/1/99	CGA12	6796-00-00	1/1/99
AUTOMATIC AND FACULTATIVE YRT AGREEMENT - INTERNATIONAL	10/1/99	CGA13	6854-00-00	10/1/99
AUTOMATIC AND FACULTATIVE COINSURANCE AGREEMENT	3/1/03	CGA14	8672-00-00	3/1/03
AUTOMATIC AND FACULTATIVE YRT AGREEMENT	3/1/03	CGA15	8824-00-00	3/1/03
AUTOMATIC AND FACULTATIVE YRT AGREEMENT	8/28/06	CGA18	10767-00-00	8/28/06
AUTOMATIC AND FACULTATIVE COINSURANCE AGREEMENT	5/1/08	CGA20	11205-00-00	5/1/08
AUTOMATIC AND FACULTATIVE YRT AGREEMENT	10/1/08	CGA21	11377-00-00	10/1/08
AUTOMATIC AND FACULTATIVE YRT AGREEMENT	12/1/08	CGA22	11438-00-00	12/1/08
AUTOMATIC SELF-ADMINISTERED YRT AGREEMENT	10/1/07	CGA23	10599-00-00	10/1/07
AUTOMATIC AND FACULTATIVE COINSURANCE AGREEMENT	12/1/09	CGA24	11955-00-00	12/1/09
AUTOMATIC AND FACULTATIVE YRT AGREEMENT	12/9/13	CGA26	13915-00-01	12/9/13
FACULTATIVE REINSURANCE AGREEMENT	8/1/96	CMM01	3445-00-00	8/1/96

TREATY DESCRIPTION	TREATY EFFECTIVE DATE	CEDING COMPANY REFERENCE	REINSURER REFERENCE	AMENDMENT EFFECTIVE DATE
AUTOMATIC, FACULTATIVE OBLIGATORY AND FACULTATIVE YRT AGREEMENT	2/1/97	CMM02	3446-00-00	2/1/97
FACULTATIVE YRT AGREEMENT	5/1/84	CNL01	9786-00-00	1/1/94
FACULTATIVE OBLIGATORY YRT AGREEMENT	8/1/94	CNL02	9800-00-00	8/1/94
AUTOMATIC AND FACULTATIVE YRT AGREEMENT INTERNATIONAL	12/1/98	CNL03	9525-00-00	12/1/98
AUTOMATIC AND FACULTATIVE YRT AGREEMENT	7/1/99	CNL04	9528-00-00	7/1/99
AUTOMATIC AND FACULTATIVE YRT AGREEMENT INTERNATIONAL	10/1/99	CNL05	9524-00-00	10/1/99
AUTOMATIC AND FACULTATIVE YRT AGREEMENT	3/1/03	CNL06	9761-00-00	3/1/03

Accelerated Living Benefit Rider / Terminal Illness Rider

The Accelerated Living Benefits Rider and its successor the Terminal Illness Rider (each individually and together known herein as the “ALBR/TIR”) allow an insured to take a lump sum payment of a portion of their death benefit if diagnosed with a terminal illness, typically with 12 months or less to live. There are no reinsurance premiums for the ALBR/TIR.

If a benefit for the ALBR/TIR is paid by the Ceding Company, the Reinsurer will reimburse the Ceding Company for its share of the ALBR/TIR benefit at the time of the payment upon receipt of notification from the Ceding Company that the payment has been made.  The net amount at risk (NAR) reinsured hereunder for the policy will be reduced at the same time as the reduction in the face amount of the policy due to payment by the Ceding Company of the ALBR/TIR benefit.

The reinsurance premium paid by the Ceding Company to the Reinsurer on a policy will be reduced upon payment of the ABR/TIR benefit on such policy due to the reduction in such policy’s face amount and NAR.

Upon the death of the insured, the reinsurance death benefit due the Ceding Company from the Reinsurer is the Reinsurer’s share of the reduced NAR, calculated at the date of death.

IN WITNESS WHEREOF THE PARTIES HERETO have by their respective officers executed this AMENDMENT in duplicate on the dates below to be effective on the amendment effective dates indicated above.

PACIFIC LIFE INSURANCE COMPANY

By:	/s/ Dan Komoroske	By:	/s/ Cheryl Tobin
	Dan Komoroske		Cheryl Tobin
	Assistant Vice President, Reinsurance		Vice President, Assistant Secretary
Legal

Date:	4/8/16		4/11/16

RGA REINSURANCE COMPANY

By:	/s/ Larry Fischer	By:	(illegible)

Date:	4-6-16		4-6-16

Title:	VP Business Development		VP and Actuary

AMENDMENT #14

(hereafter called the “AMENDMENT”)

Effective March 5, 2016

to the

AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM AGREEMENT

(hereafter called the “AGREEMENT”)

Originally Effective December 1, 2008

Ceding Company Reference:  CGA22

Reinsurer Reference: 11438-00-00

between

PACIFIC LIFE INSURANCE COMPANY

Omaha, Nebraska

NAIC Number 67466

FEIN 951079000

(hereafter called the “CEDING COMPANY”)

and

RGA REINSURANCE COMPANY

Chesterfield, Missouri

NAIC Number 93572

FEIN 431235868

(hereafter called the “REINSURER”)

IT IS HEREBY MUTUALLY AGREED that the AGREEMENT is amended effective March 5, 2016 to reflect the parties’ agreement to reinsure the Ceding Company’s long term care rider issued with reinsured policies.  Article XVIII — Increasing Net Amount at Risk Policies and Riders is hereby revised and replaced to include the Long Term Care Rider as attached herein.  Coverage for the Long Term Care Rider will be payable at the rates attached as Exhibit C-5 herein.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

IN WITNESS WHEREOF THE PARTIES HERETO have by their respective officers executed this AMENDMENT in duplicate on the dates below to be effective March 5, 2016:

PACIFIC LIFE INSURANCE COMPANY

By:	/s/ Kathy Young	By:	/s/ Cheryl Tobin
	Kathy Young		Cheryl Tobin
	Vice President		Vice President, Assistant Secretary
	Risk Management		Legal

Date:	3/28/17		3/28/17

RGA REINSURANCE COMPANY

By:	(illegible)	By:	(illegible)
VP & Actuary

Date:	3-31-2017		3/31/2017

Article XVIII

Increasing Net Amount at Risk Policies and Riders

I.                                        Business Reinsured on an Automatic Basis

Whenever the death benefit and/or the net amount at risk (NAR) on a policy will be increased at future date(s) and these increasing risks will be automatically reinsured under this Agreement, they will be handled as shown below.  The Ceding Company will use the highest amount projected in all future years to determine whether these policies comply with the binding and jumbo limits shown in Exhibit D.  The Ceding Company also underwrites at issue based on the highest amount.  The projected highest amount in all years will also be used to determine the Ceding Company’s retention at issue and the percentage of future changes in NAR as they occur.  As long as the Ceding Company follows the procedures as outlined, the Reinsurer will assume its prorata share of all NAR changes as they occur.  In no case will the reinsured automatic portion exceed the automatic binding limits.  Automatic binding limits are applied by the Ceding Company to the life, not just to a specific policy.

A.            “VART” (Variable Annual Renewable Term rider)

9.              VART is a rider with scheduled coverage amounts that can vary annually.  The coverage amounts are scheduled at issue and taken from the illustration at the time the policy is issued.

10.       The Ceding Company will report the highest VART amount in all years as the VART total coverage face amount.  Coverage is ceded on an excess of retention basis, with the Ceding Company retaining the amounts shown in Exhibit A.  The face amount ceded will be the Reinsurer’s portion of the highest VART amount based on the Reinsurer’s automatic pool participation percentage.

11.       The Ceding Company will report the current net amount at risk as the NAR amount for VART riders.  Premium paid the Reinsurer for VART riders is calculated and paid on the current ceded NAR amount.

12.       Death benefits payable will be based upon current NAR.

B.            Death Benefit Option C (Face Amount Plus Accumulated Premiums Paid Minus Withdrawals)

9.              Death Benefit Option C is underwritten and reported as the base coverage face amount plus the total projected premium to be paid in all future years, but not including the projected withdrawals, taken from the illustration at the time the policy is issued.

10.       The Ceding Company will report the total projected Option C death benefit.  Coverage is ceded on an excess of retention basis, with the Ceding Company retaining the amounts shown in Exhibit A.  The death benefit amount ceded will be the Reinsurer’s portion of the total face amount based on the Reinsurer’s automatic pool participation percentage.

11.       The Ceding Company will report the current net amount at risk as the NAR amount for coverages with Option C.  Premium paid the Reinsurer for Option C coverages is calculated and paid on the current ceded NAR amount.  The actual NAR reflects the face amount plus premiums paid, less withdrawals made, less the actual account value.

12.       Actual death benefit (used to calculate NAR and death benefit payable) will be calculated using the face amount, plus the actual premium paid, less actual withdrawals.  The Reinsurer’s ultimate potential liability will be no greater than the original projected liability as defined in item 1 above.

Article XVIII

Increasing Net Amount at Risk Policies and Riders, continued

C.            Death Benefit Option D (Up to Two Times the Initial Face Amount)

9.              Death Benefit Option D (which is a special case of VART) is underwritten and reported as two times the Initial Face Amount for all coverages issued with the policy.

10.       The Ceding Company will report the ultimate doubled face amount for all Option D coverages issued with the policy.  Coverage is ceded on an excess of retention basis, with the Ceding Company retaining the amounts shown in Exhibit A.  The face amount ceded will be the Reinsurer’s portion of the total face amount based on the Reinsurer’s automatic pool participation percentage.

11.       The Ceding Company will report the current net amount at risk as the NAR amount for policies with Option D.  Premium paid the Reinsurer for policies with Option D is calculated and paid on the current ceded NAR amount.

12.       Death benefits payable will be based upon current NAR.

G.            SIR (Scheduled Increase Rider)

11.       SIR is a rider that can have up to a maximum of 10 annual increases which are scheduled at issue.  The percentage must be the same for each increase, and the increases must be completed within 10 years.

12.       The Ceding Company will report the highest SIR amount in all years as the total coverage face amount.  Coverage is ceded on an excess of retention basis, with the Ceding Company retaining the amounts shown in Exhibit A.  The face amount ceded will be the Reinsurer’s portion of the highest SIR amount based on the Reinsurer’s automatic pool participation percentage.

13.       The Ceding Company will report the current net amount at risk as the NAR amount for SIR riders.  Premium paid the Reinsurer for SIR riders is calculated and paid on the current ceded NAR amount.

14.       Death benefits payable will be based upon current NAR.

15.       The SIR rider is not allowed on a policy with either the Flexible Duration No Lapse Guarantee rider or the VART rider.

H.           Chronic Illness (CI) Accelerated Death Benefit Rider

6.              CI is a rider, available for issue ages 20-75, that allows the policyowner to accelerate the death benefit if the insured becomes chronically ill.  To qualify for the benefits of the Pacific Life CI rider, the chronic illness will have to be expected to be permanent.

7.              The maximum benefit payout (in lump sum, or 12 monthly payments) will be the lesser of :

a.              24% of the death benefit amount on date of initial claim request times the reduction factor;

b.              125% of the annual Per Diem limit declared by the IRS;

c.               Current death benefit less any scheduled face increases after initial claim request times the reduction factor; or

d.              $1,500,000 less any accelerated benefits paid to date times the reduction factor.

8.              The maximum accelerated death benefit is $1,500,000.

Article XVIII

Increasing Net Amount at Risk Policies and Riders, continued

9.              The policyowner does not have to take the maximum election at initial claim time; they can take another election each year after the qualifying event.  However, a new certification that the insured is chronically ill will be required for each policy year in which a benefit payment is requested.

10.       The total death benefit available will be reduced by the maximum accelerated death benefit limit available for chronic illness.  For example, if someone has an $8,000,000 death benefit and accelerates the maximum accelerated death benefit ($1,500,000) due to chronic illness, the insured still has a $6,500,000 death benefit remaining.  The less that is accelerated; the more death benefit will remain.

I.                Accelerated Death Benefit Rider for Long-Term Care

1.                          The Premier LTC (PLTC) Rider is an Accelerated Death Benefit Rider for Long-Term Care which allows a policy owner to accelerate payment of a portion of the policy death benefit if the insured is certified as a Chronically Ill Individual by a licensed health care practitioner. The maximum issue age is 75, and the minimum issue age is 18 or 20, depending on the underlying product.

2.                          The maximum LTC Coverage Amount is the lesser of the Policy Total Face Amount or:

a.              $3,000,000 if the 2% Maximum Monthly Percentage is elected

b.              $1,500,000 (issue age <65) and $750,000 (issue age 65 or older) if the 4% Maximum Monthly Percentage is elected

3.                          This rider must be requested at policy issue and is not available to in-force policies at this time. Rider is not available if the policy was issued under the terms of a conversion from another product, unless this rider was included with the original policy.

4.                          LTC Coverage amount is maintained separate from the Policy Death Benefit.

5.                          Increases to the Policy Face Amount will not increase the LTC Coverage Amount

6.                          Decreases to the Policy Face Amount (except from a WD) will not decrease the LTC Coverage Amount except to assure the LTC Coverage Amount is at all times no greater than the Total Face Amount (or if DB Option C is in effect, the Option C Amount, if less). Option C Amount is the DB under Option C, without regard to MDB.

7.                          Withdrawals will always reduce the LTC Coverage, even if there is no reduction to the Policy Face Amount.

8.                          Unlike Premier Living Benefits Rider (PLBR), there is a monthly charge for this rider.

9.                          The PLTC NAR is maintained separately from the base policy NAR and PLTC premiums are calculated using the PLTC NAR.

10.                   PLTC charges are waived while on PLTC claim but other charges are still applicable.

11.                   PLTC claims reimbursement will be based on the PLTC NAR.

12.                   Substandard Table Rating limited A-E and flat extras are limited to $7.50 per 1,000 (annual).

13.                   The Reinsurer shall make PLTC benefit payments upon notification from the Ceding Company

14.                   For the sole purpose of demonstrating how the PLTC Rider benefits should be calculated, attached hereto as Exhibit I are examples for calculating the PLTC Rider benefit amounts.

II.                                   Business Reinsured on a Facultative Basis

5.                                      For policies with an increasing death benefit or net amount at risk which will be reinsured on a Facultative basis, the Ceding Company has the responsibility to clearly identify the highest projected death benefit as the face amount to be reinsured at the time a request for coverage is made so that the Reinsurer’s underwriters are aware of the highest projected death benefit amount.  The highest net amount at risk reinsured can never exceed the amount of the Reinsurer’s offer.  Year to year changes in risk will be shared proportionately, determined by the amount of retention relative to the amount of reinsurance, unless specified otherwise.

6.                                      The Ceding Company may ultimately retain up to double the normal retention or higher with appropriate internal approval.

III.                              Net Amount at Risk and Face Amount Changes

The net amount at risk retained and ceded change proportionally as the policy NAR changes.  The face amount retained and ceded increases or decreases proportionally as the face amount of the coverage changes.

The Ceding Company and the Reinsurer will share proportionately in face amount increases due to compliance with the requirements of Section 7702 of the Code.

AMENDMENT #15

(hereafter called the “AMENDMENT”)

Effective June 1, 2017

to the

AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM AGREEMENT

(hereafter called the “AGREEMENT”)

Originally Effective December 1, 2008

Ceding Company Reference:  CGA22

Reinsurer Reference: 11438-00-00

between

PACIFIC LIFE INSURANCE COMPANY

Omaha, Nebraska

NAIC Number 67466

FEIN 951079000

(hereafter called the “CEDING COMPANY”)

and

RGA REINSURANCE COMPANY

Chesterfield, Missouri

NAIC Number 93572

FEIN 431235868

(hereafter called the “REINSURER”)

IT IS HEREBY MUTUALLY AGREED that the AGREEMENT is amended effective June 1, 2017 to revise and replace Exhibit H — International Risk Guidelines in its entirety as attached herein.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

IN WITNESS WHEREOF THE PARTIES HERETO have by their respective officers executed this AMENDMENT in duplicate on the dates below to be effective June 1, 2017:

PACIFIC LIFE INSURANCE COMPANY

By:	/s/ Kimberly Annon	By:	/s/ Cheryl Tobin
	Kimberly Annon		Cheryl Tobin
	Assistant Vice President		Vice President, Assistant Secretary
	Life Reinsurance		Legal

Date:	10/29/17		10/31/17

RGA REINSURANCE COMPANY

By:	/s/ Joel Phillips	By:	/s/ Julie A. Decker
	VP & Actuary		VP & Managing Actuary

Date:	October 26, 2017		10/26/2017

AMENDMENT #16

(hereafter called the “AMENDMENT”)

Effective September 25, 2017

to the

AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM AGREEMENT

(hereafter called the “AGREEMENT”)

Originally Effective December 1, 2008

Ceding Company Reference:  CGA22

Reinsurer Reference: 11438-00-00

between

PACIFIC LIFE INSURANCE COMPANY

Omaha, Nebraska

NAIC Number 67466

FEIN 951079000

(hereafter called the “CEDING COMPANY”)

and

RGA REINSURANCE COMPANY

Chesterfield, Missouri

NAIC Number 93572

FEIN 431235868

(hereafter called the “REINSURER”)

IT IS HEREBY MUTUALLY AGREED that the AGREEMENT is amended effective September 25, 2017 to revise and replace Article XI — Policy Changes, Lapses, Reinstatements, Exchanges, Extended Term, Reduced Paid-Up Insurance and Policy Split Options in its entirety as attached herein.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

IN WITNESS WHEREOF THE PARTIES HERETO have by their respective officers executed this AMENDMENT in duplicate on the dates below to be effective September 25, 2017:

PACIFIC LIFE INSURANCE COMPANY

By:	/s/ Kimberly Annon	By:	/s/ Cheryl Tobin
	Kimberly Annon		Cheryl Tobin, Vice President
	Assistant Vice President		Assistant Secretary
	Life Reinsurance		Legal

Date:	11/27/17		11/28/17

RGA REINSURANCE COMPANY

By:	/s/ Joel Phillips	By:	(illegible)
VP & Actuary

Date:	11-20-2017		11-20-2017

Article XI

Policy Changes, Lapses, Reinstatements, Exchanges, Extended Term,

Reduced Paid-Up Insurance and Policy Split Options

A.                                    Policy Changes

“Policy changes” refers to the variety of actions that may be made to a policy after issue.  These actions include, but are not limited to, replacements, changes in plans or a change in the face amount of the policy.  If there is a change to the reinsurance on a reinsured policy, the CEDING COMPANY will inform the REINSURER in the subsequent Changes and Terminations Report specified in Exhibit E.

Except as provided in this Article, whenever a reinsured policy is changed and the CEDING COMPANY’s underwriting guidelines do not require that full evidence of insurability be obtained, the reinsurance will remain in effect with the REINSURER, whether the change is made before or after any cancellation of this AGREEMENT for new business.  The duration will be measured from the effective date of the original reinsured policy.

Whenever a reinsured policy is changed and the CEDING COMPANY’s underwriting guidelines require that full evidence of insurability be obtained, any increase or policy reissue that requires full evidence will be treated as new business and will be reinsured under the terms of the pool in place at the time for new business.

Policy changes to reinsured policies will be subject to the REINSURER’s prior written approval, if:

a)             The new ultimate face amount of the policy would be in excess of the Automatic Binding Limits in effect at the time of the change, as set out in Exhibit D; or

b)             The new ultimate face amount of the policy and the amount already in force on the same life exceeds the Jumbo Limits stated in Exhibit D; or

c)              The policy was reinsured on a facultative basis; or

d)             First year premium rates and allowances (if applicable) as specified in Exhibit C will apply to the amount underwritten for a non-contractual increase; or

e)              Evidence of insurability is not obtained if required in the CEDING COMPANY’s underwriting guidelines.

B.                                    Lapses

When a policy issued by the CEDING COMPANY lapses, the corresponding reinsurance on the reinsured policy will be terminated effective the same date.  Unless specified otherwise in this AGREEMENT, if a policy fully retained by the CEDING COMPANY lapses, the terms of Article X will apply.

If a policy issued by the CEDING COMPANY lapses and extended term insurance is elected under the terms of that policy, the corresponding reinsurance on the reinsured policy will continue on the same basis as the original reinsured policy until the expiry of the extended term period.

If a policy issued by the CEDING COMPANY lapses and reduced paid-up insurance is elected under the terms of that policy, the amount of the corresponding reinsurance on the reinsured policy will be reduced according to the terms of Article X.

If the CEDING COMPANY allows the policy to remain in force under its automatic premium loan regulations, the corresponding reinsurance on the reinsured policy will continue unchanged and in force as long as such regulations remain in effect, except as otherwise provided in this AGREEMENT.

C.                                    Reinstatements

Any policy originally reinsured in accordance with the terms and conditions of this AGREEMENT by the CEDING COMPANY may be automatically reinstated with the REINSURER as long as the policy is reinstated in accordance with the terms and rules of the CEDING COMPANY.  Any policy originally reinsured with the REINSURER on a facultative basis which has been in a lapsed status for more than ninety (90) days must be submitted with underwriting requirements and approved by the REINSURER before it is reinstated.  The CEDING COMPANY will pay the REINSURER its share of amounts collected or charged for the reinstatement of such policies.

Article XI

Policy Changes, Lapses, Reinstatements, Exchanges, Extended Term,

Reduced Paid-Up Insurance and Policy Split Options, continued

D.                                    Exchanges (Contractual and Non-Contractual)

Exchanges will be reinsured under this AGREEMENT only if the original policy was reinsured with the REINSURER; the amount of reinsurance under this AGREEMENT will not exceed the amount of the reinsurance on the original policy with the REINSURER immediately prior to the exchange.  Premiums will be determined as follows:

1.              If any business covered under this AGREEMENT is subsequently exchanged to any other plan reinsured by the REINSURER, then such business shall be reinsured at the rates as shown in the AGREEMENT covering the new plan.  Rates and allowances or pay percentages applicable to the new plan will be determined at point in scale based on the original policy that is being exchanged.  If the AGREEMENT including the new rates requires policy fees, then they shall also apply to the new plan.

2.              If any business covered under this AGREEMENT is subsequently exchanged to a plan not reinsured by the REINSURER, then such business shall continue to be reinsured as if the exchange did not occur, provided that no new health evidence is obtained.

3.              A policy resulting from an internal exchange or replacement will be underwritten by the CEDING COMPANY in accordance with its underwriting guidelines, standards and procedures for exchanges and replacements and issued in accordance with applicable state laws and regulations, including those regarding suicide exclusions and contestability periods.  If the CEDING COMPANY’s guidelines treat the policy as new business, then the reinsurance will also be considered new business.  For purposes of this Article, new business is defined as those policies on which the CEDING COMPANY has obtained complete and current underwriting evidence on the full amount.

E.                                     Extended Term and Reduced Paid-Up Insurance

Changes as a result of extended term or reduced paid-up insurance will be handled like reductions.

F.                                      Policy Split Option Riders

Split Option Rider (R94-PSO and R03-PSO):  This rider provides owners of a joint life policy the option to split the policy into single life policies.  The split requires underwriting approval and is subject to full evidence of insurability.  The split may be unequal, but the sum of the face amounts of the new policies may not exceed the total face amount of the original joint life policy.  The resulting single life policies will be treated like new business, ceded in accordance with and subject to the provisions for new business under this AGREEMENT. The CEDING COMPANY pays no reinsurance premium for the rider itself.  Regular new business reinsurance premium will apply to the split policy.

Enhanced Policy Split Option Rider (R94-EPSO, R96-EPSO and R03-ESO):  This rider provides owners of a JLS policy the option to split the policy into single life policies.  Evidence of insurability is not required, but the split may be exercised only within 90 days following a change in the Federal Estate Tax Law, as defined in the rider policy form.  The face amount of each new policy cannot exceed 50% of the original joint life policy.  Reinsurance for the new individual policies will be reinsured under this AGREEMENT with rates and allowances or pay percentages applicable to the new plans determined using point in scale rates from the original policy issue date.

Enhanced Policy Split Option Rider (R17-ESO):  This rider provides owners of a JLS policy the option to split the policy into single life policies.  Evidence of insurability is not required, but the split may be exercised within 365 days following an Exchange Event, as defined in the rider policy form.  The face amount of each new policy will be an amount up to one-half of the policy’s current eligible coverage.  Reinsurance for the new individual policies will be reinsured under this AGREEMENT with rates and allowances or pay percentages applicable to the new plans determined using point in scale rates from the original policy issue date.

NOTE:          An original date policy Reissue will not be treated as a continuation of the original policy.  It will be treated as a new policy and the original policy will be treated as Not Taken.  All premiums previously paid to the REINSURER for the original policy will be refunded to the CEDING COMPANY.  All premiums will be due on the new policy from the original issue date of the old policy.

NOTE:          Re-entry, e.g., wholesale replacement and similar programs are not covered under this Article.  If Re-entry is applicable to this treaty, then it will be covered under the Premiums Exhibit.

AMENDMENT #17

(hereafter called the “AMENDMENT”)

Effective April 9, 2012

to the

AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM AGREEMENT

(hereafter called the “AGREEMENT”)

Originally Effective December 1, 2008

Ceding Company Reference:  CGA22

Reinsurer Reference: 11438-00-00

between

PACIFIC LIFE INSURANCE COMPANY

Omaha, Nebraska

NAIC Number 67466

FEIN 951079000

(hereafter called the “CEDING COMPANY”)

and

RGA REINSURANCE COMPANY

Chesterfield, Missouri

NAIC Number 93572

FEIN 431235868

(hereafter called the “REINSURER”)

IT IS HEREBY MUTUALLY AGREED that the AGREEMENT is amended effective April 9, 2012 to update the Issue Age ranges for the risk classes reflected in Exhibit C.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

IN WITNESS WHEREOF THE PARTIES HERETO have by their respective officers executed this AMENDMENT in duplicate on the dates below to be effective April 9, 2012:

PACIFIC LIFE INSURANCE COMPANY

By:	/s/ Kimberly Annon	By:	/s/ Cheryl Tobin
	Kimberly Annon		Cheryl L. Tobin
	Assistant Vice President, Life Reinsurance		Vice President & Counsel

Date:	1/28/19		1/29/19

RGA REINSURANCE COMPANY

By:	/s/ Joel Phillips	By:	(illegible)
	Joel Phillips		VP & Managing Actuary
VP & Actuary

Date:	1/28/19		1/28/2019